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                                  PRESS RELEASE
                    FOR RELEASE AUGUST 11, 2004 AT 4:00 P.M.

                          For More Information Contact
                                  David Meadows
                                 (410) 256-5000
                          Baltimore County Savings Bank

                               BCSB BANKCORP, INC.
                        REPORTS RESULTS OF JUNE 30, 2004

BCSB Bankcorp, Inc. (NASDAQ: BCSB), the holding company for Baltimore County Savings Bank, FSB, recorded earnings of $233,000 or $0.04 per share for the quarter ending June 30, 2004. This compared to $22,000 or $0.00 per share for the same period in 2003. The increase in net income was primarily attributed to a decrease in the provision for loan losses, partially offset by an increase in non-interest expenses and a decrease in non-interest income for the same period in 2003. Net interest income remained relatively constant at $4.1 million for the three months ending June 30, 2004 compared to $4.2 million for the three months ending June 30, 2003. Interest income increased from $8.2 million for the three months ending June 30, 2003 to $8.3 million for the three months ending June 30, 2004. For the nine months ending June 30, 2004, total assets equaled $750 million as compared to $668 million on September 30, 2003, an increase of $82 million. Total deposits rose to $582 million as of June 30, 2004, compared to $552 million on September 30, 2003.

BCSB Bankcorp, Inc. is the holding company of Baltimore County Savings Bank, FSB which was founded in 1955. The Bank currently operates fifteen offices throughout the Baltimore metropolitan area. BCSB Bankcorp, Inc. became a publicly traded mutual holding company in July 1998.

This press release contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or the Securities and Exchange Commission in its rules, regulations, and releases. The company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors, including but not limited to real estate values, local and national economic conditions and the impact of interest rates on financing. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the company or any other person that results expressed therein will be achieved. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.



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                                               BCSB Bankcorp, Inc.
                                         Summary of Financial Highlights
                                 Consolidated Statements of Financial Condition
                                                   (Unaudited)

                                                                              June 30,                            September 30,
                                                                                2004                                  2003
                                                                                          (Dollars in Thousands)
ASSETS
Cash, equivalents and time deposits                                              $  16,608                         $  23,308
Investment Securities                                                              164,871                           123,790
Loans and Mortgage Backed Securities                                               530,596                           499,901
Other Assets                                                                        37,882                            21,199
                                                                           ----------------                   ---------------
TOTAL ASSETS                                                                     $ 749,957                         $ 668,198

LIABILITIES
Deposits                                                                         $ 582,002                         $ 551,929
Borrowed Money                                                                      98,817                            32,268
Trust Preferred Securities                                                              --                            22,500
Junior Subordinated Debentures                                                      23,197                                --
Other Liabilities                                                                    5,614                            16,733
                                                                           ----------------                   ---------------
TOTAL LIABILITIES                                                                $ 709,630                         $ 623,430
TOTAL STOCKHOLDERS' EQUITY                                                          40,327                            44,768
                                                                           ----------------                   ---------------
TOTAL LIABILITIES & STOCKHOLDERS EQUITY                                          $ 749,957                         $ 668,198

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                                      Consolidated Statements of Operations
                                                   (Unaudited)
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                                                                6 Months ended June 30                    3 Months ended June 30
                                                               2004                2003                   2004               2003
                                                                (Dollars in Thousands)                    (Dollars in Thousands)
Interest Income                                             $    23,745         $    25,529            $    8,275        $    8,193
Interest Expense                                                 12,001              12,226                 4,145             3,995
                                                            ------------        ------------           -----------       ----------
Net Interest Income                                         $    11,744              13,303            $    4,130        $    4,198
Provisions for Loan Losses                                          356               1,199                    89               786
                                                            ------------        ------------           -----------       ----------
Net Interest Income After Provision for Loan Losses         $    11,388         $    12,104            $    4,041        $    3,412
Total Non-Interest Income                                         1,242               1,344                   268               392
Total Non-Interest Expense                                       11,872              11,426                 4,015             3,771
                                                            ------------        ------------           -----------       ----------
Income Before Income Taxes                                  $       758         $     2,022            $      294        $       33
Income Tax Provision                                                138                 770                    61                11
                                                            ------------        ------------           -----------       ----------
NET INCOME (LOSS)                                           $       620         $     1,252            $      233        $       22
                                                            ------------        ------------           -----------       ----------

Basic Earnings (Loss) Per Share                             $      0.11         $      0.22            $     0.04        $     0.00
                                                            ------------        ------------           -----------       ----------

Diluted Earnings (Loss) Per Share                           $      0.11         $      0.22            $     0.04        $     0.00
                                                            ------------        ------------           -----------       ----------
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